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                                                                   EXHIBIT (10q)




                            AMENDMENT AND RESTATEMENT
                                     of the
                              RUSSELL CORPORATION
                      SUPPLEMENTAL RETIREMENT BENEFIT PLAN



          THIS AMENDMENT AND RESTATEMENT, made and entered into this 24th day of January, 1996, by RUSSELL CORPORATION, an Alabama corporation (the "Company").

                                  WITNESSETH:

          WHEREAS, the Company maintains the Russell Corporation Supplemental Retirement Benefit Plan (the "Plan");

          WHEREAS, the Company desires to amend and restate the Plan in certain respects;

          NOW, THEREFORE, the Company does hereby amend and restate the Plan effective January 1, 1996, as follows:

          1. Definitions. Each of the following words and phrases as used herein shall have the meaning set forth in this Section 1. Any term which is not defined in this Section 1 but which is used in the Plan and which is defined in the Pension Plan, as the same may be from time to time amended, shall have the meaning set forth therein. Where necessary or appropriate to the meaning hereof, the masculine pronoun shall be deemed to include the feminine, the singular to include the plural, and the plural to include the singular.

          (a) "Code" means the Internal Revenue Code of 1986, as amended from time to time. Reference to any provision of the Code shall include such provision and any comparable provision or provisions of any legislation that amends or supersedes such provision.

          (b) "Administrative Committee" means the Administrative Committee, as constituted from time to time, serving pursuant to the Pension Plan.

          (c) "Employer" means Russell Corporation and each other entity that adopts the Plan as provided in Section 4 hereof.

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          (d) "ERISA' means the Employee Retirement Income Security Act of 1974.

          (e) "Limitations" means (i) the limitation imposed by Section 401(a)(17) of the Code on compensation that may be taken into account for purposes of determining benefits under a defined benefit pension plan qualified under Section 401(a) of the Code, (ii) the limitation imposed by
     Section 415 of the Code on benefits payable from a defined benefit pension plan qualified under Section 401(a) of the Code; and (iii) the exclusion from "Earnings" (as defined in the Pension Plan) of all payments to executive officers under the Short Term Incentive Plan of the Employer and any successor thereto.

          (f) A "Participant" under this Plan means a participant in the Retirement Plan who has been designated as a Participant in the Plan by the Employer, who has been notified by the Administrative Committee that he is covered under this Plan, and whose compensation under the Pension Plan, is limited by application of either or both of the Limitations. A Participant under this Plan shall be deemed to be covered from the date of such notice.

          (g) "Pension Plan" means the Russell Corporation Revised Pension Plan, as the same may be from time to time amended.

          (h) "Plan" means this Supplemental Retirement Benefit Plan.

          (i) "Supplemental Retirement Benefit" means a benefit provided under the Plan to a Participant (or his Beneficiary) pursuant to Section 3 hereof.

          2. Purpose. The Plan is intended to be a plan for providing deferred compensation to a select group of management or highly compensated employees under Section 201(2) of ERISA, and any regulations issued thereunder, and to provide for the payment of Supplemental Retirement Benefits to Participants. The Plan also is intended to be "unfunded" within the meaning of Section 4(b)(5) of ERISA, and any regulations issued thereunder. Thus, Supplemental Retirement Benefits will not, and may not, be funded in any respect, and the payment thereof shall be made at the appropriate time or times from the general assets of the Participant's Employer or Employers. Should any provision of the Plan be inconsistent with the Code or any regulations issued thereunder, or with any provision of law, regulation, ruling or decision governing the status of the Plan or the Pension Plan, the Company shall take whatever steps are necessary to conform it to the applicable authority.

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          3. Supplemental Retirement Benefits. Supplemental Retirement Benefits
shall be payable to, or with respect to, a Participant on the condition, and in the amount and form, hereinafter provided.

          (a) If a Participant is entitled to a benefit under the Pension Plan, he shall be entitled to the Supplemental Retirement Benefit equal to (i) the aggregate amount of his benefits under the Pension Plan that would have been payable without regard to the Limitations, reduced by (ii) the aggregate amount of the benefits to which he is entitled under the Pension Plan after application of the Limitations.

          (b) If a Participant who has become entitled to a benefit under the Pension Plan dies before commencing to receive payment of any such benefit or benefits, the Participant's Beneficiary shall be entitled to a Supplemental Retirement Benefit equal to (i) the aggregate amount of the death benefit which the Beneficiary is entitled to receive under the Pension Plan that would have been payable without regard to the Limitations, reduced by (ii) the amount of the death benefit which the Beneficiary is entitled to receive under the Pension Plan after application of the Limitations.

          (c) If a Participant shall die after commencing to receive payment of his Supplemental Retirement Benefit hereunder, such Participant's Beneficiary shall be entitled to receive such payments, if any, as are to be made under the form of benefit in which such Supplemental Retirement Benefit was being paid, but no additional Supplemental Retirement Benefit shall be paid hereunder by reason of such Participant's death.

          (d) The payment of a benefit to which a Participant or Beneficiary shall be entitled under this Plan shall be made in such manner as is permitted under the Pension Plan and shall be subject to the same conditions as are applicable to benefits under the Pension Plan.

          4. Adoption By Employing Companies. Any Employer other than the Company many adopt the Plan and become an Employer hereunder by executing and delivering to the Company a written instrument providing for such adoptions.

          5. Administration. All matters pertaining to Supplemental Retirement Benefit payments, options and elections hereunder shall be administered by the Administrative Committee, which shall have the sole authority to interpret and act on behalf of the Employers hereunder.

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          6. Amendment or Termination. The Plan may be amended or terminated at any time by the Company with respect to any or all Participants by written instrument executed by an Officer of the Company thereunto duly authorized by the Board. In the event the Plan is terminated with respect to a Participant, the Supplemental Retirement Benefit payable to or with respect to the Participant shall be limited to the amount that would be payable if the Participant ceased to be an Employee as of the date of termination of the Plan as to him.

          7. Claims Procedure.

          (a) It shall not be necessary for a Participant or Beneficiary who has become entitled to receive a benefit hereunder to file a claim for such benefit with any person as a condition precedent to receiving a distribution of such benefit. However, any Participant or Beneficiary who believes that he has become entitled to a benefit hereunder in excess of the benefit which he has received, or commenced receiving, may file a written claim for such benefit with the Administrative Committee at any time on or prior to the last day of the year next following the year in which he allegedly became entitled to receive a distribution of such benefit. Such written claim shall set forth the Participant's or Beneficiary's name and address and a statement of the facts and a reference to the pertinent provisions of the Plan upon which such claim is based. The Administrative Committee shall, within ninety (90) days after such written claim is filed, provide the claimant with written notice of its decision with respect to such claim. If such claim is denied in whole or in part, the Administrative Committee shall, in such written notice to the claimant, set forth in a manner calculated to be understood by the claimant the specific reason or reasons for denial; specific references to pertinent provisions of the Plan upon which the denial is based; a description of any additional material or information necessary for the claimant to perfect his claim and an explanation of why such material or information is necessary; and an explanation of the provision for review of claims set forth in this Section 7.

          (b) A Participant or Beneficiary who has filed a written claim for benefits with the Administrative Committee which has been denied may appeal such denial to the Administrative Committee and receive a full and fair review of his claim by filing with the Administrative Committee a written application for review at any time within sixty (60) days after receipt from the Administrative Committee of the written notice of denial of his claim provided for in paragraph (a) above. A Participant or Beneficiary who submits a timely written application for review, shall be entitled to review any and all documents pertinent to his claim and may submit issues and comments to the Administrative Committee in writing. Not later than sixty (60) days after receipt of a written application for review, the Administrative Committee shall give the claimant written notice of its decision on review, which written notice shall set forth in a manner calculated to be understood by the claimant specific reason for its decision and specific

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

     references to the pertinent provision of the Plan upon which the decision is based.

          (c) Any act permitted or required to be taken by a Participant or Beneficiary by this Section 7 may be taken for and on behalf of such Participant or Beneficiary by such Participant's or Beneficiary duly authorized representative, unless otherwise provided herein.

          Any claim, notice, application or other writing permitted or required to be filed with or given to a party by this Section 7 shall be deemed to have been filed or given when deposited in the U.S. Mail, postage prepaid, and properly addressed to the party to whom it is to be given or with whom it is to be filed. Any such claim, notice, application, or other writing deemed filed or given pursuant to the next foregoing sentence shall, in the absence of clear and convincing evidence to the contrary, be deemed to have been received on the fifth business day following the date upon which it was filed or given. Any such claim, notice, application or other writing directed to the Administrative Committee shall be deemed properly addressed if addressed as follows:

               Administrative Committee
               Russell Corporation
               Supplemental Retirement Benefit Plan
               c/o Russell Corporation
               Alexander City, Alabama 35010


Any such notice, application, or other writing directed to a Participant or Beneficiary shall be deem properly addressed if directed to the address set forth in the written claim filed by such Participant or Beneficiary.

          8. Governing Law. Except as provided under federal law, the provision of the Plan shall be governed by and construed in accordance with the laws of the State of Alabama.

          9. Non-Alienation of Benefits. Except as provided by law, no Supplemental Retirement Benefit shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, garnishment, encumbrance or charge by a Participant or his Beneficiary or anyone claiming under or through either of them.

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          IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officer on the date first above written.

                                       RUSSELL CORPORATION


                           By:  /s/  JAMES D. NABORS
                                --------------------------

                           Its: EXECUTIVE V.P. AND C.F.O.
                                --------------------------

                                   AMENDMENT
                                     to the
                              RUSSELL CORPORATION
                      SUPPLEMENTAL RETIREMENT BENEFIT PLAN


        THIS AMENDMENT, made and entered into this 24th day of January, 1996, by RUSSELL CORPORATION, an Alabama corporation (the "Company").


                              W I T N E S S E T H:


        WHEREAS, the Company maintains the Russell Corporation Supplemental Retirement Benefit Plan (the "Plan");


        WHEREAS, the Company desires to amend the Plan in certain respects;


        NOW, THEREFORE, the Company does hereby amend the Plan effective January 1, 1996, as follows:


        FIRST: Section 6 of the Plan is hereby amended to read as follows:


              6. Amendment of Termination. Except as set forth below, the Plan may be amended or terminated at any time by the Company with respect to any or all Participants by written instrument executed by an officer of the Company thereunto duly authorized by the Board. In the event the Plan is terminated with respect to a Participant, the Supplemental Retirement Benefit payable to or with respect to the Participant shall be limited to the amount that would be payable if the Participant ceased to be an Employee as of the date of termination of the Plan as to him. Notwithstanding anything contained herein to the contrary, no amendment to the Plan may reduce the Supplemental Retirement Benefit payable to or with respect to a Participant below the amount that would


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    be payable if the Participant ceased to be an Employee on the day prior to the date of the amendment.


        SECOND: The Plan as so amended shall continue in full force and effect.

        IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officer on the date first above written.


                                                     RUSSELL CORPORATION


                                             By:  /s/ JOHN C. ADAMS
                                                 -------------------------------
                                             Its: CHAIRMAN, PRESIDENT AND C.E.O.
                                                 -------------------------------

                              AMENDMENT NUMBER TWO
                                     to the
                              RUSSELL CORPORATION
                      SUPPLEMENTAL RETIREMENT BENEFIT PLAN


        THIS AMENDMENT, made and entered into this 22nd day of July, 1998, by RUSSELL CORPORATION, an Alabama corporation (the "Company").


                              W I T N E S S E T H:


        WHEREAS, the Company maintains the Russell Corporation Supplemental Retirement Benefit Plan (the "Plan");


        WHEREAS, the Company desires to amend the Plan in certain respects;


        NOW, THEREFORE, the Company does hereby amend the Plan effective July 1, 1998, as follows:


        FIRST: Section 1(f) of the Plan is hereby amended to read as follows:


              (f) A "Participant" under this Plan means an employee of an Employer who has been designated as a Participant in the Plan by the Employer, who has been notified by the Administrative Committee that he is covered under this Plan, and either (i) whose compensation under the Pension Plan is limited by application of either or both of the Limitations, or (ii) who is granted "Years of Service" or years of "Credited Service" (as such terms are defined in the Pension Plan), or both, solely for purposes of computing such Participant's Supplement Retirement Benefit hereunder. A Participant under this Plan shall be deemed to be a Participant from the date of such notice. The designation by the Employer and the notice from the Administrative Committee shall set forth the Years of Service or Years of Credited Service, if any, granted to such Participant for purposes of computing the Participant's Supplemental Retirement Benefit hereunder (such service referred to as "Deemed Years of Service" or "Deemed Credited Service, as the case may be).


        SECOND: Section 3 of the Plan is hereby amended to read as follows:


        3. Supplemental Retirement Benefits. Supplemental Retirement Benefits shall be payable to, or with respect to, a Participant on the condition, and in the amount and form, hereinafter provided.


              (a) If a Participant is entitled to a benefit under the Pension Plan (or would be so entitled in the event his actual Years of Service and Credited Service, together with any Deemed Years of Service or Deemed Credited Service granted hereunder, were taken into account thereunder), he shall be entitled to a Supplemental Retirement Benefit equal to (i) the aggregate amount of his benefits under the Pension Plan that would have been payable without regard to the Limitations and by including his Deemed Years of Service and Deemed Credited Service thereunder, reduced by (ii) the aggregate amount of the benefits to which he is entitled under the Pension Plan after application of the Limitations.


              (b) If a Participant who has become entitled to a benefit under the Pension Plan (or would be so entitled in the event his actual Years of Service and Credited Service, together with any Deemed Years of Service or Deemed Credited Service granted hereunder, were taken into account thereunder) dies before commencing to receive payment of any such benefit or benefits, the Participant's Beneficiary shall be entitled to a Supplemental Retirement Benefit equal to (i) the aggregate amount of the death benefit which the Beneficiary is entitled to receive under the Pension Plan that would have been payable without regard to the Limitations and by including his Deemed Years of Service and Deemed Credited Service thereunder, reduced by (ii) the amount of the death benefit which the Beneficiary is entitled to receive under the Pension Plan after application of the Limitations.


              (c) If a Participant shall die after commencing to receive payment of his Supplemental Retirement Benefit hereunder, such Participant's Beneficiary shall be entitled to receive such payments, if any, as are to be made under the form of benefit in which such Supplemental Retirement Benefit was being paid, but no additional Supplemental Retirement Benefit shall be paid hereunder by reason of such Participant's death.


        THIRD: The Plan as so amended shall continue in full force and effect.


        IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officer on the date first above written.


                                                     RUSSELL CORPORATION


                                             By:  /s/  ERIC N. HOYLE
                                                 -------------------------------
                                             Its: EXECUTIVE VICE PRESIDENT
                                                 -------------------------------

                             THIRD AMENDMENT TO THE
            RUSSELL CORPORATION SUPPLEMENTAL RETIREMENT BENEFIT PLAN

     THIS THIRD AMENDMENT to the Russell Corporation Supplemental Retirement Benefit Plan (the "Plan") is made on this 28th day of December 2001, by Russell Corporation (the "Company").

                                  WITNESSETH:

     WHEREAS, the Company maintains the Plan for the benefit of its employees;
and

     WHEREAS, Section 6 of the Plan provides that the Company has the right to amend the Plan at any time; and

     WHEREAS, the Company desires to make certain changes to the Plan as set forth herein, and the Company's Board of Directors has authorized and approved these changes;

     NOW, THEREFORE, the Plan hereby is amended as follows:

     1. Effective January 1, 2002, Section 1(f) is hereby amended by deleting said Section in its entirety and by substituting in lieu thereof the following:

          (f) "Participant" means an employee who is a participant in the Retirement Plan and either (i) whose compensation taken into account under the Pension Plan for the plan year, when added to the amount of his deferrals under the Russell Corporation Flexible Deferral Plan for the play year, exceeds the dollar limit in effect under Code Section 401(a)(17) for the plan year ($200,000 for 2002); or (ii) who has been notified by the Administrative Committee that he is covered under this Plan, and either (A) whose compensation under the Pension Plan is limited by application of either or both of the Limitations, or (B) who is granted "Years of Service" or years of "Credited Service" (as such terms are defined in the Pension
     Plan), or both, solely for purposes of computing such Participant's Supplement Retirement Benefit hereunder. A Participant under this Plan shall be deemed to be a Participant from the date of such notice. The designation by the Employer and the notice from the Administrative Committee shall set forth the Years of Service or years of Credited Service, if any, granted to such Participant for purposes of computing the Participant's Supplemental Retirement Benefit hereunder (such service referred to as "Deemed Years of Service" or "Deemed Credited Service," as the case may be).

     2. Effective January 1, 2001, Section 3(a) of the Plan is hereby amended by adding thereto, immediately following the language therein, the following new sentence:

     If a Participant employed as of December 31, 2001, defers or has deferred compensation under the Russell Corporation Flexible Deferral Plan (the "FD

      Plan") for the 2000 and/or 2001 plan year, such that his compensation calculated for the Pension Plan was reduced below the maximum limit under Code Section 401(a)(17) ($170,000 for 2000 and 2001), the amount by which his Pension Plan accrual for that year is or was reduced will be made up in the Plan. Also, solely for the purpose of this make-up, participants in the FD Plan whose compensation for a plan year has not exceeded or does not exceed the maximum compensation limit described in this section and who have made deferrals under the FD Plan for that plan year, will be Participants in the Plan.

     3. Except as specified herein, the Plan shall remain in full force and effect.

     IN WITNESS WHEREOF, the Company has caused a duly authorized officer to execute this Third Amendment on the date first written above.

                                         RUSSELL CORPORATION

                                         By:  /s/ FLOYD G. HOFFINAN
                                            ------------------------------

                                         Title:  /s/ SENIOR VICE PRESIDENT
                                               ---------------------------